SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement            [ ]  Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
         to Rule 14a-12

                            ION NETWORKS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     Section 1.01 Title of each class of securities to which transaction applies:

         ----------

     Section 1.02 Aggregate number of securities to which transaction applies:

         ----------

     Section 1.03 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------

     Section 1.04 Proposed maximum aggregate value of transaction:

         ----------

     Section 1.05 Total fee paid:

         ----------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Section 1.06 Amount Previously Paid:

         ----------

     Section 1.07 Form, Schedule or Registration Statement No.:

         ----------

     Section 1.08 Filing Party:

         ----------

     Section 1.09 Date Filed:

                               ION NETWORKS, INC.
                          1551 SOUTH WASHINGTON AVENUE
                           PISCATAWAY NEW JERSEY 08854

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 20, 2000

To the Stockholders of ION NETWORKS, INC.:

           NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of Ion Networks, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company at Washington Plaza, 1551 South Washington Avenue, Piscataway, New Jersey, on Monday, November 20, 2000, at 10:30 A.M., Eastern Daylight Time, for the following purposes:

         1. To elect a board of six (6) directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

         2. To approve the Company's 2000 stock option plan and 2000 U.K. sub-plan; and

         3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the Meeting.

           The Board of Directors has fixed the close of business on October 19, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present in person or by proxy in order for the Meeting to be held.

           ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                             By Order of the Board of Directors,

                                             Jane Kaufman, Secretary
                                             Piscataway, New Jersey
                                             October 23, 2000

                               ION NETWORKS, INC.
                          1551 SOUTH WASHINGTON AVENUE
                           PISCATAWAY NEW JERSEY 08854

                                 PROXY STATEMENT
                                  ------------

         This Proxy Statement is furnished in connection with the solicitation by the board of directors ("Board of Directors" or the "Board") of Ion Networks, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Monday, November 20, 2000 (the "Meeting"), at 10:30 A.M., Eastern Daylight Time, at Washington Plaza, 1551 South Washington Avenue, Piscataway, New Jersey and at any adjournment or postponement thereof.

         A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the Meeting, and any stockholder present at the Meeting may revoke his or her proxy at the Meeting and vote in person if he or she desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) FOR the election of the nominees for director named in this Proxy Statement, (ii) FOR the approval of the Company's 2000 stock option plan and 2000 U.K. sub-plan, (iii) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

         The cost for soliciting proxies on behalf of the Board of Directors, if any, will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about October 24, 2000.

         The close of business on October 19, 2000 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 18,133,435 shares of common stock, par value $.001 per share, of the Company ("Common Stock") outstanding. The required vote for each proposal is further described under the heading of the relevant proposals. The holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and at any adjournment or postponement thereof.

             ------------------------------------------------------
                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
             ------------------------------------------------------


         At the Meeting, the stockholders will elect six directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy Statement intend to cast all proxies received for the election of Messrs. Stephen M. Deixler, Baruch Halpern, Alexander C. Stark, Jr., Alan Hardie, William Martin Ritchie, and Frank S. Russo, (the "nominees") to serve as directors upon their nomination at the Meeting. At the Meeting, a total of six nominees will stand for election. Proxies cannot be voted for a greater number of persons than the number of nominees named. Directors are elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors.

         Each of the nominees has consented to serve as a director if elected. Each of the nominees, except for Mr. Russo, currently serves as a director of the Company. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted FOR each of the nominees. In the event that any of the nominees for director should, before the Meeting, become unable to serve or for good cause will not serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company, their ages and present positions with the Company are as follows:

                                                                                                          Director
                    Name                        Age              Position Held with the Company            Since
                    ----                        ---              ------------------------------            ------
Stephen M. Deixler(1)(2)(3)(4)                   65     Chairman of the Board of Directors                   1985

Alexander C. Stark, Jr. (1)(2) (3)(4)            67     Director                                             1997

Alan Hardie (3)                                  60     Director                                             1999

William Martin Ritchie(4)                        51     Director                                             1999

----------
(1)  Member of Compensation/Stock Option Committee

(2)  Member of Nominating Committee

(3)  Member of Audit Committee

(4)  Member of Strategic Steering Committee



                                                                                                          Director
                    Name                        Age              Position Held with the Company            Since
                    ----                        ---              ------------------------------            ------
Baruch Halpern                                   49     Director                                             1999

Frank S. Russo                                   57     Director Nominee                                      N/A

Ronald C. Sacks                                  42     Chief Executive Officer                               N/A

Jane Kaufman                                     52     Executive Vice President - Marketing and              N/A
                                                        Business Development and Secretary

INFORMATION ABOUT NOMINEES

         Set forth below is certain information with respect to each nominees:

         STEPHEN M. DEIXLER has been Chairman of the Board of Directors since 1985 and served as Chief Executive Officer of the Company from April 1996 to May 1997. He was President of the Company from May 1982 to June 1985 and served as Treasurer of the Company from its formation in 1982 until September 1993. Mr. Deixler was the Chairman of Princeton Credit Corporation until April 1995.

         ALEXANDER C. STARK, JR. has been a director of the Company since 1997. Mr. Stark is the President of AdCon, Inc., a consulting firm organized to advise and council senior officers of global telecom companies. Mr. Stark previously worked for 40 years at AT&T, where he most recently served as a Senior Vice President.

         ALAN HARDIE has served as a director of the Company since April 1, 1999. Mr. Hardie has served as a General Manager of BT Global Communications since 1994, where he provides leadership and strategic direction for such entity's Global Customer Service division.*

         WILLIAM MARTIN RITCHIE has served as a director of the Company since April 1, 1999. Mr. Ritchie currently acts as a consultant in his own consulting entity, Mr. Ventures, where he provides various start-up companies with management assistance and early stage investment. Mr. Ritchie was a founder of Spider Systems, a Scottish electronics company, where he served in several capacities, including the Managing Director, from 1984 to 1995. Mr. Ritchie currently serves on the board of directors of various companies in Scotland.*

         BARUCH HALPERN has served as a director of the Company since October 1999. From January 1995 to the present, Mr. Halpern has been an institutional research analyst with Goldsmith & Harris Incorporated, where he has advised institutions about investment opportunities. He has also been an advisor in connection with a leveraged buy-out of a public company and several private placements. Mr. Halpern is a Chartered Financial Analyst.

----------

* Each of Messrs. Hardie and Ritchie was elected to serve as a director in connection with an agreement among the Company and the shareholders of SolCom Systems Limited ("SolCom") in March 1999 to nominate two nominees to the Board of Directors upon the closing of the acquisition of SolCom by the Company.

         FRANK RUSSO was with AT&T Corporation for nearly 20 years, most recently (since 1995) as Vice President - Corporate Strategy and Business Development. While at AT&T Solutions, Mr. Russo helped architect and launch AT&T's entry into the global network outsourcing and professional services business. He also served as General Manager - Network Management Services, General Manager - Satellite Transponder and VSAT Services, and General Manager - AT&T Consumer Direct Products and Services. Mr. Russo retrieved from AT&T this year. Prior to joining AT&T, Mr. Russo was employed by IBM Corporation, in engineering and sales positions. Mr. Russo served as a director of Oak Industries, Inc., a manufacturer of highly engineered components, in 1999 and 2000. He holds a BS from the State University of New York at Oswego.

NON-DIRECTOR EXECUTIVE OFFICERS

         Set forth below is certain information with respect to each executive officer of the Company who is not also a director of the Company:

         RON SACKS has been Chief Executive Officer of the Company since October 9, 2000. Prior to joining the Company, Mr. Sacks was and continues to be the President of Venture Consulting Group, Inc., a consulting firm that he founded in 1994 to serve corporate ventures and new business start-ups. Mr. Sacks spent 1982 - 1996 at AT&T Corporation where he played a leading role in the start-up of AT&T's Network Management Services Division in 1989, and guided it through its initial five years. He also directed national sales and engineering teams that addressed the wide-range of network service and product needs of global enterprises. Mr. Sacks began his career in marketing at TCI. He holds an MBA degree from the Stern School of Management at New York University and a BS from State University of New York at Plattsburgh.

         JANE KAUFMAN has been the Executive Vice President-Marketing and Business Development of the Company since January, 2000, and the Secretary of the Company since October, 2000. From 1996, and prior to joining the Company, she worked as a consultant with small technology companies to develop new business opportunities and restructure operations. From 1995 to 1996, Ms. Kaufman served as President and COO of Ware Systems Corp., an e-commerce company. From 1990 to 1994 she was President of NYNEX Venture Company, an incubator of high-tech start-up companies. Ms. Kaufman has a doctoral degree in experimental psychology and an MSOR, both from New York University. She has a BA from Bennington College.

         The officers of the Company are elected by the Board of Directors at its first meeting after each annual meeting of the Company's stockholders and hold office until their successors are chosen and qualified, until their death, or until they resign or have been removed from office. No family relationship exists between any director or executive officer and any other director or executive officer.

BOARD MEETINGS AND COMMITTEES

         During the Company's fiscal year ended March 31, 2000 there were 9 meetings of the Board of Directors. Each of the members of the Board of Directors who is currently a director attended 75% or more of the meetings of the Board of Directors during fiscal 2000 and attended all meetings held by the committees on which such nominee served.

         The Board of Directors has a Compensation/Stock Option Committee which currently consists of Messrs. Deixler and Stark. The function of the Compensation/Stock Option Committee is to review and establish policies, practices and procedures relating to compensation of key employees, including officers and directors who are key employees, outside directors and consultants, to grant cash and non-cash bonuses to employees and grant non-plan stock options and warrants to employees, outside directors and consultants and to administer employee benefit plans, including all stock option plans of the Company. During the fiscal year ended March 31, 2000, the Compensation/Stock Option Committee held no meetings and took no action by unanimous written consent.

         The Company's Audit Committee currently consists of Messrs. Stark, Hardie and Deixler. The function of the Audit Committee is to nominate independent auditors, subject to approval of the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. During the fiscal year ended March 31, 2000, the Audit Committee held 1 meeting and took no action by unanimous written consent.

         The Nominating Committee of the Board of Directors currently consists of Messrs. Deixler and Stark. The Nominating Committee nominates members of the Board of Directors and it will consider nominees recommended by stockholders.. Any nominations should be made in writing and sent to: c/o Nominating Committee, Ion Networks, Inc.,. 1551 South Washington Avenue, Piscataway, NJ 08854, Attn:
Stephen M. Deixler.  The  Nominating  Committee  held no meetings  during fiscal
2000.

         The Company formed a Strategic Steering Committee during the fiscal year ended March 31, 1998, which currently consists of Messrs. Deixler and Stark. The function of the Strategic Steering Committee is to discuss and establish policy with respect to the Company's corporate direction and future growth strategies. The Strategic Steering Committee held no meetings during the fiscal year ended March 31, 2000.

COMPENSATION OF DIRECTORS

         Each of the members of the Board of Directors who is not also an employee of the Company ("Non-Employee Directors") receives options to purchase 10,000 shares of Common Stock at exercise prices per share equal to the fair market value of the Common Stock on the date of grant on an annual basis. Non-Employee Directors are also granted options to purchase an additional 1,500 shares of Common Stock for each meeting of the Board of Directors attended by such Non-Employee Director. Non-Employee Directors serving on committees of the Board of Directors are granted, on an annual basis, options to purchase 1,500 shares of Common Stock for each committee served thereby.

         In  addition,   the  Company  reimburses  all  Non-Employee   Directors
traveling more than fifty miles to a meeting of the Board of Directors for all reasonable travel expenses.

EXECUTIVE OFFICERS

         The executive officers of the Company are Ronald C. Sacks, Chief Executive Officer and Jane Kaufman, Executive Vice President-Marketing and Business Development and Secretary.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The following persons have failed to file on a timely basis certain reports required by Section 16(a) of the Securities Exchange Act of 1934 as follows: Each of Messrs., Stephen B. Gray, Jane Kaufman, Alfred M. Leonardi, Baruch Halpern, Stephen M. Deixler and William M. Ritchie failed to timely file an Annual Statement of Changes in Beneficial Ownership of Securities on Form 5. Each of Messrs. Stephen B. Gray, Stephen M. Deixler, Peter A. Wilson and Michael Radomsky failed to timely file a Statement of Changes in Beneficial Ownership on Form 4. Each of Messrs. Jane Kaufman and Baruch Halpern failed to timely file a Statement of Initial Beneficial Ownership of Securities on Form 3. During the fiscal year ended March 31, 2000, the Company is not aware of other late filings, or failure to file, any other reports required by Section 16(a) of the Exchange Act.

EXECUTIVE COMPENSATION.

         The following table summarizes the compensation paid or accrued by the Company during the past three fiscal years, including the fiscal year ended March 31, 2000, to the Company's Chief Executive Officer and to the Company's three other most highly compensated officers who earned salary and bonus compensation of at least $100,000 during the fiscal year ended March 31, 2000 (two of which were not serving as officers of the Company at the end of the last completed fiscal year), and to other key executive officers (these executive officers being hereinafter referred to as the "Named Executive Officers").


                                                 SUMMARY COMPENSATION TABLE

          Annual Compensation                                             Long-term Compensation
-----------------------------------------            -----------------------------------------------------------------
                                                              Awards                                 Payouts
                                                     --------------------------              -------------------------
                                                     Other
                                                     Annual                                                All Other
                                                     Compen-      Restricted    Securities                  Compen-
Principal                                            sation          Stock      Underlying      LTIP        satio
Position                Year   Salary($)  Bonus($)      ($)      nAward(s)($)   Options (#)  Payouts($)     ($)(1)
--------                ----   ---------  --------      ---      ------------   -----------  ----------     ------

Stephen B. Gray(2)      2000    261,076    54,616      36,000                    132,966         --          11,106
President, Chief        1999    265,750      --            --                     60,000         --             779
Executive Officer,      1998    252,829      --            --                     75,000         --              --
Chief Operating
Officer

Michael Radomsky(3)     2000    149,577      --            --                     22,710         --           8,259
Executive Vice-         1999    164,392      --            --                     43,823         --           2,781
President               1998    139,858      --            --                     42,839         --           2,526

Alfred M. Leonardi(4)   2000     45,983      --            --                     46,292         --              --
Chief Financial
Officer

Kevin B. Latraverse(5)  2000    258,715      --            --                     23,442         --          12,811
Executive  Vice-        1999     82,307      --            --                    300,000         --              --
President Sales

Jane Kaufman(6)         2000     36,115      --        10,000                     153,376        --           1,083
Executive
Vice-President
Marketing
And Business
Development

Peter A. Wilson(7)      2000    107,840      --            --                     352,197        --           --
Executive
Vice-President
Marketing

------------------------------

(1)  Represents contribution of the Company under the Company's 401(k) Plan.

(2) Mr. Gray resigned as a director and officer of the Company effective as of September 29, 2000.

(3) Mr. Radomsky resigned as a director and officer of the Company effective as of December 10, 1999.

(4) Mr. Leonardi joined the Company in December 1999 and was appointed as an officer effective as of January 17, 2000. Mr. Leonardi resigned as an executive officer of the Company as of August 31, 2000.

(5) Mr. Latraverse joined the Company in November of 1998, became an officer of the Company in February 1999, and resigned as an executive officer of the Company as of April 20, 2000.

(6) Ms. Kaufman joined the Company in January 2000 and was appointed as an officer effective as of March 20, 2000.

(7) Mr. Wilson joined the Company in April 1999 and resigned as an officer of the Company effective as of February 25, 2000.

                OPTION GRANTS IN FISCAL YEAR ENDED MARCH 31, 2000

         The following table sets forth certain information concerning stock option grants during the fiscal year ended March 31, 2000 to the Named Executive
Officers:

                                                                  Individual Grants
                                   --------------------------------------------------------------------------------
                                                          Percent
                                     Number of            of Total
                                     Securities           Options              Exercise
                                     Underlying          Granted to            or Base
                                       Options          Employees in            Price              Expiration
Name                                 Granted(#)         Fiscal Year            ($/Sh)                 Date
----                                 ----------         -----------            ------                 ----
Stephen B. Gray                         32,966(1)           1.1%                  2.28              3/31/09
                                       100,000              3.5%                  2.28               4/1/04

Michael Radomsky                        22,710(1)           0.8%                  2.28              3/31/09

Alfred M. Leonardi                       6,292(1)           0.2%                 15.97              3/31/09
                                        40,000              1.4%                  7.70              11/5/04

Kevin B. Latraverse                     23,442(1)           0.8%                  2.28              3/31/09

Jane Kaufman                             3,376(1)           0.1%                 20.94              3/31/09
                                       150,000              5.3%                 20.94               1/3/05

Peter A. Wilson                        139,710              5.2%                   .4826            12/31/03
                                        25,770              .9%                   1.8016            3/31/09
                                       120,000              4.5%                  2.28              3/31/09
                                        50,000              1.9%                  2.28              3/31/03
                                        16,717(1)           0.6%                  2.28              3/31/09

----------------------------

(1) Represents options granted pursuant to the Company's Time Accelerated Restricted Stock Award Program (TARSAP).

         AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED MARCH 31, 2000
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended March 31, 2000 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on March 31, 2000.

                                                                                                        Value of
                                                                 Number of Securities                  Unexercised
                                                                  Underlying Unexer-                  In-the-Money
                                Shares                               cised Options                     Options at
                              Acquired on         Value              at FY-End(#)                     FY-End($)(1)
Name                         Exercise (#)      Realized($)     Exercisable/Unexercisable        Exercisable/Unexercisable
----                         ------------      -----------     -------------------------        -------------------------
Stephen B. Gray                   42,309                           600,784/132,966                  $17,134,660/$3,677,840

Alfred  M. Leonardi                   --            --             20,000/26,292                         $444,800/$532,699

Jane Kaufman                          --            --             0/153,376                                 $0/$1,380,384

Michael Radomsky                      --           --              142,239/66,533                    $4,055,020/$1,808,750

Kevin B. Latraverse                   --           --              200,000/123,442                   $5,538,000/$3,417,405

Peter A. Wilson                  115,648           --              49,832/186,717                     $1,467,890/$5,164,592

------------------

(1) The average price for the Common Stock as reported by the Nasdaq Stock Market on March 31, 2000 was $29.94 per share. Value is calculated on the basis of the difference between the option exercise price and $29.94 multiplied by the number of shares of Common Stock underlying the options.

EMPLOYMENT   CONTRACTS,   TERMINATION   OF  EMPLOYMENT  AND  CHANGE  OF  CONTROL
ARRANGEMENTS

         The Company has no employment agreements with any of its executive officers. The Company entered into a consulting agreement with Venture Consulting Group, Inc. ("VCGI") on October 5, 2000 (the "Consulting Agreement"). VCGI is currently performing certain management services for the Company and is providing the services of Ronald C. Sacks, William Gilbert, George Jarrold and Daniel Hunt. Pursuant to the terms of the Consulting Agreement, Mr. Sacks has been appointed as the Chief Executive Officer of the Company and is to provide his services on a full time, exclusive basis. The other persons specified above will provide 10 days per quarter each, with respect to such services. The Consulting Agreement is terminable at will on thirty days written notice by either party, and provides for a fee of $500,000, payable over twelve (12) months to VCGI. The Company does not pay salaries to any of the management team members provided by VCGI. In addition, the Company has granted options to the persons performing services on behalf of VCGI to purchase an aggregate of 240,000 shares of Common Stock, at an exercise price of $2.00 per share which vest over a period of 1 year, or immediately upon a change in control event (as described in the Company's 1998 Stock Option Plan).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation/Stock Option Committee of the Board of Directors consists of Messrs. Stephen M. Deixler and Alexander C. Stark, Jr. Mr. Deixler previously served as the Company's Chief Executive Officer until May 1997. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity which has one or more executive officers serving as a member of the Company's Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table sets forth the number of shares of the Company's Common Stock owned by each person or institution who, as of October 19, 2000, owns of record or is known by the Company to own beneficially, more than five (5%) percent of such securities, and by the Company's executive officers and by its directors, both individually and as a group, and the percentage of such securities owned by each such person and the group. Unless otherwise indicated, such persons have sole voting and investment power with respect to shares listed as owned by them.

Name and Address                                         Shares Owned                       Percent of Class
-----------------                                        ------------                       ----------------
Stephen M. Deixler(1)                                       986,702                                  5.4%
371 Eagle Drive
Jupiter, Florida 33477
Alexander C. Stark, Jr.(2)                                  269,500                                  1.5%
356 Jupiter Drive
Jupiter, Florida 33477

Alan Hardie(3)                                               64,500                                  *
PP318 Westgate
#11 Hope Street
Glasgow G2 6AB
Scotland

William Martin Ritchie(4)                                    25,500                                  *
Keston
4 Buckstane Park
Edinburgh EH10 6PA
Scotland

Jane Kaufman(9)                                                   0                                  *

Baruch Halpern(5)(9)                                        239,500                                  1.3%

Ronald C. Sacks(6)(9)                                        29,850                                  *

Name and Address                                         Shares Owned                       Percent of Class
-----------------                                        ------------                       ----------------

Special Situations Fund III, L.P.                         1,990,287(7)                              11.0%
153 East 53rd Street
New York, NY  10022

Zesiger Capital Group LLC                                 2,971,130(8)                              16.4%
320 Park Avenue, 30th Floor
New York, NY  10022

Directors and Named Executive Officers as                 1,615,552                                  8.5%
a group (7 persons)
----------------

(1) Does not include 8,824 shares of Common Stock owned by Mr. Deixler's wife, mother, children and grandchildren as to which shares Mr. Deixler disclaims beneficial ownership. Includes 120,406 shares of Common Stock held by Merrill Lynch Pierce Fenner & Smith custodian f/b/o Stephen M. Deixler, IRA. Includes 317,000 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(2) Includes 219,500 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(3) Consists of 64,500 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(4) Includes 20,500 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(5) Includes 139,500 shares of Common Stock which may be acquired pursuant to currently exercisable options. Includes 100,000 shares of Common Stock which may be acquired pursuant to currently exercisable warrants.

(6) Consists of 29,850 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(7) Based on Schedule 13G as filed by such beneficial owner with the SEC on September 11, 2000.

(8) Based on Schedule 13G as filed by such beneficial owner with the SEC on September 5, 2000.

(9) The address of such person is c/o the Company, 1551 S. Washington Avenue, Piscataway, New Jersey 08854.

------------------------
*Indicates ownership of Common Stock of less than one (1%) percent of the total issued and outstanding Common Stock on the Record Date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         On June 7, 1999, the Company issued an aggregate of 1,000,000 shares of Common Stock and warrants to purchase an aggregate of 500,000 shares of Common Stock to Special Situations Private Equity Fund, L.P. ("Special Situations") and certain affiliated entities of Special Situations for an aggregate consideration of $3,000,000. The securities issued were "restricted securities" under the Securities Act of 1933, as amended (the "Act"). Pursuant to the transaction, the Company has registered the shares of Common Stock (including those shares underlying the warrants) under the Act pursuant to a form S-3, which was declared effective in September 1999. The warrants expire in three years and the exercise prices thereof are $4.50 per share for 250,000 warrants and $6.00 per share for the remaining 250,000 warrants.

         On August 5, 1999, the Company issued an aggregate of 2,000,000 shares of Common stock to Zesiger Capital Group LLC and certain of its affiliates for an aggregate consideration of $9,500,00. The securities issued were "restricted securities" under the Act. Pursuant to the transaction, the Company registered the shares of Common Stock under the Act pursuant to a form S-3, which was declared effective in September, 1999.

         In April 2000, the Company made a loan of $750,000 pursuant to a promissory note to Steve Gray, its former Chief Executive Officer. The loan bore interest at the rate of Libor + 1% per annum. The loan had an original maturity date of the earlier of (i) April 2005, or (ii) thirty days after Mr. Gray was no longer employed by the Company for any reason. Mr. Gray resigned his position at the Company effective as of September 29, 2000. On October 5, the Company entered into an agreement with Mr. Gray pursuant to which the $750,000 promissory note was amended to extend the due date to April 30, 2001, and to provide that interest on such note shall accrue through September 29, 2000. Pursuant to this agreement, Mr. Gray also agreed to reimburse the Company for certain expenses totaling $163,000, to be paid over a period of six months ending March 31, 2001.

         On June 29, 2000, the Company made an advance of $135,000 to Steve Gray its former Chief Executive Officer. The advance was subsequently repaid in full on July 26, 2000.

         On August 18, 2000, the Company issued an aggregate of 1,739,130 and 869,565 shares of Common Stock to Zesiger Capital Group LLC and certain of its affiliates and to Special Situations and certain affiliated entities of Special Situations, for aggregate consideration of $3,043,478 and $1,521,739, respectively. Pursuant to the transaction, the Company has undertaken to register the shares of Common Stock under the Act.

         On October 5, 2000, the Company entered into a consulting agreement with Venture Consulting Group, Inc. ("VCGI"), whereby VCGI is to provide the services of Mr. Ronald C. Sacks as Chief Executive Officer of the Company, and the services of three additional consultants. The fees for Mr. Sacks' and the consultants' services are $500,000 over a period of 1 year. In addition Mr. Sacks was granted options to purchase up to 119,400 shares of the Company's Common Stock, vesting over a period of 1 year, at an exercise price of $2.00 per share. The three consultants were granted options to purchase an aggregate total of 120,600 options, upon the same terms and conditions. Mr. Sacks is the President and a principal of VCGI.

         On October 16, 2000, the Company granted Special Situations Fund III, L.P. ("Special Situations"), a stockholder of the Company, the right to nominate one (1) director to the

Company's Board of Directors, such right to continue for a period of two (2) years, provided that at all times during such period Special Situations and its affiliates own at least two (2%) percent of the Company's outstanding and issued Common Stock.

 ------------------------------------------------------------------------------

                                 PROPOSAL NO. 2

                      APPROVAL OF THE COMPANY'S 2000 STOCK
                                   OPTION PLAN

 ------------------------------------------------------------------------------

        On October 16, 2000, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Company's 2000 Stock Option Plan, (the 2000 Stock Option Plan is herein referred to as the "Plan") and the Company's 2000 United Kingdom ("U.K.") Sub-Plan (the "Sub-Plan" and together with the Plan, the "Plans"). The Plans are designed to provide an incentive to key employees and non-employee directors of, and consultants to, the Company and to offer an additional inducement in obtaining the services of such persons. The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.

        The following summary of certain material features of the Plans does not purport to be complete and is qualified in its entirety by reference to the text of the Plans, copies of which are set forth as Exhibit A and Exhibit B to this Proxy Statement.

SHARES SUBJECT TO THE OPTION PLANS AND ELIGIBILITY

         The Plans authorize the grant of options to purchase a maximum of 3,000,000 shares of the Company's Common Stock (subject to adjustment as described below) to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company. Options under the Sub-Plan may only be granted to those individuals who are employees and/or directors of the Company's U.K. subsidiary and who reside in the U.K. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the Plans. All of the employees of the Company are currently eligible to receive grants of options under the Plans.

        No options have been granted under the Plan.

TYPE OF OPTIONS

        Options granted under the Plans may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs").

ADMINISTRATION

        The Plans will be administered by a committee of the Board of Directors (the "Administrators") consisting of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that each Administrator will be an "outside director" within the meaning of Section 162(m) of the Code.

        Among other things, the Administrators are empowered to determine, within the express limits contained in the Plans: the employees, directors and consultants to be granted options, the times when options shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the Plans and to make all other determinations necessary or advisable for administering the Plans and to construe the Plans.

DIFFERENCES BETWEEN PLAN AND SUB-PLAN

         In order to comply with certain rules and regulations of the U.K. Inland Revenue, the Plan and the Sub-Plan differ in certain material respects, including without limitation, the following:

         1. Certain powers reserved for the Committee in the Plan are prohibited in the Sub- Plan, including the Committee's discretion to determine the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an Option and if so whether and under what circumstances to waive such restriction; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installment; and with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an Option granted under the terms of the Plan.

         2. In connection with the exercise of stock options, installment payments and payments with shares of Common Stock is prohibited in the Sub-Plan.

         3. The Sub-Plan does not differentiate between "incentive stock options" and "non-qualified stock options."

         4. The Sub-Plan does not allow the Board of Directors to substitute new options for previously issued options of a party to a merger, consolidation, exchange of shares or similar combination of without compliance with certain rules of U.K. Inland Revenue.

TERMS AND CONDITIONS OF OPTIONS

        Options granted under the Plans will be subject to, among other things, the following terms and conditions:

        (a) The exercise price of each option will be determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

        (b) Options may be granted for terms determined by the Administrators; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

        (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 400,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

        (d) The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract ("Contract") entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in previously acquired shares of the Company's Common Stock in an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof.

        (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

        (f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee, director or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee, director or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of, or a consultant to, the Company.

        (g) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

        Appropriate adjustments will be made in the number and kind of shares available under the Plans, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is not the surviving corporation, exchange of shares or the like. In the event of (i) the liquidation or dissolution of the Company; (ii) a proposed sale of all or substantially all of the assets or outstanding equity of the Company; or (iii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such surviving entity, the Board of Directors of the Company shall, as to outstanding options, either (1) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (2) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

DURATION AND AMENDMENT OF THE PLAN

        No option may be granted under the Plans after October 15, 2010. The Board of Directors may at any time terminate or amend the Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under the Plans and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying securities. An optionee should consult with the optionee's own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

         ISOS EXERCISED WITH CASH

        No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

        If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

        If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

         NQSOS EXERCISED WITH CASH

         No taxable income will be recognized by an optionee upon the grant of a NQSO. Upon the exercise of a NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

         Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to a NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

         EXERCISES OF OPTIONS USING PREVIOUSLY ACQUIRED SHARES

         If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

         However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

        The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

        Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

         ALTERNATIVE MINIMUM TAX

        In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. A holder of an ISO should consult with the optionee's tax advisors concerning the applicability and effect of the alternative minimum tax.

REQUIRED VOTE

        Approval of the Plans requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. If the Plans are not approved by stockholders on or before October 15, 2001, the Plans will terminate. The Board of Directors recommends a vote "FOR" approval of the Plans.

                              STOCKHOLDER PROPOSALS

         Stockholders who wish to include proposals for action at the Company's 2001 Annual Meeting of Stockholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than June 26, 2001. Such proposals should be addressed to the Company's Secretary.

                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Company's 2000 Annual Report to Stockholders has been mailed to stockholders simultaneously with the mailing of this Proxy Statement, but except as herein stated, such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, JANE KAUFMAN, ION NETWORKS, INC., 1551 SOUTH WASHINGTON AVENUE, PISCATAWAY, NEW JERSEY 08854.

                                              By Order of the Board of Directors




                                              Jane Kaufman
                                              Secretary

Piscataway, New Jersey
October 23, 2000

         STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                       EXHIBIT A
                                                                       ---------

                             2000 STOCK OPTION PLAN
                                       OF
                               ION NETWORKS, INC.

        1. Purposes of the Plan. This stock option plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), and to consultants and directors who are not employees, of Ion Networks, Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The
Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

        2. Stock Subject to the Plan. Subject to the provisions of Paragraph 12, the aggregate number of shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), for which options may be granted under the Plan shall not exceed 3,000,000 shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

        3. Administration of the Plan. The Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Board or the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Board or the Committee.

         Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Paragraph 19) and any Subsidiaries, (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan (including the rules and regulations of the Company's 2000 U.K. sub-plan); to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the

Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

        4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 400,000 shares; provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

        5. Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         The fair  market  value of a share of Common  Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph 5 are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

        6. Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

        7. Exercise. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(a) in cash and/or by certified check, (b) with the authorization of the Adminstrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

         The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

        8. Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and any of its Subsidiaries, has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph
19), or (b) without the consent of the Company, such option shall terminate immediately.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason other than the optionee's death or Disability may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee's directorship is terminated for Cause or without the consent of the Company, such option shall terminate immediately.

         Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

        9. Death or Disability of an optionee. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of the optionee's employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of the optionee's Disability, the options granted to the optionee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the optionee's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while the optionee is a director of the Company, (b) within three months after the termination of the optionee's directorship with the Company (unless such termination was for Cause) or (c) within one year after the termination of the optionee's directorship by reason of the optionee's Disability, the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

        10. Compliance with Securities Laws. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

         The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company the optionee's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

        11. Stock Option Contracts. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

        12. Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring stockholder approval.

         Except as may otherwise be expressly provided in the applicable Contract, in the event of (i) a proposed dissolution or liquidation of the Company, or (ii) a proposed sale of all or substantially all of the assets or outstanding equity of the Company, or (iii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity, the Board of Directors of the Company shall, as to outstanding options, either (1) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (2) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

        13. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on October 16, 2000. No option may be granted under the Plan after October 15, 2010. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee's consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

        14. Non-Transferability. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee's Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

        15. Withholding Taxes. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

        16. Legends; Payment of Expenses. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

        17. Use of Proceeds. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.


        18. Substitutions and Assumptions of Options of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

        19. Definitions.

        (a) "Cause", in connection with the termination of an optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct,
(B) failure of such optionee to adequately perform any of the optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

        (b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

        (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

        (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

        (e)  "Parent"  shall mean a "parent  corporation"  within the meaning of
Section 424(e) of the Code.

        (f) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

        20. Governing Law. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

        21. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

        22. Stockholder Approval. The Plan shall be subject to approval by (a) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Company's stockholders at which a quorum is present or (b) the Company's stockholders acting in accordance with the provisions of Section 228 of the Delaware General Corporation Law. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before October 15, 2001, the Plan and any options granted hereunder shall terminate.

                                                                       EXHIBIT B
                                                                       ---------

                               ION NETWORKS, INC.

                             2000 STOCK OPTION PLAN

                     2000 U. K. SUB-P1AN/U.K. APPROVED RULES

In pursuance of its powers under the Ion Networks, Inc. 2000 Stock Option Plan (the "Plan"), the Board of Directors, or a duly appointed committee of the Board of Directors (the "Committee") of Ion Networks, Inc. (the "Company") has adopted these rules (the "UK Rules") for the purposes of operating the Plan with regard to such options ("Options") which the UK Rules are expressed to extend at the time when the Option is granted. Unless the context requires otherwise, all expressions used in the UK Rules have the same meaning as the Plan. The Plan, as supplemented by the UK Rules, is referred to hereinafter as the "Sub-Plan". For the avoidance of doubt, the terms of the Plan (insofar as they have not been disapplied by Rule p of the UK Rules) shall form part of the Sub-Plan.

         (1) The shares over which Options may be granted under the Sub-Plan form part of the ordinary share capital (as defined in Section 832 (1) Income and Corporation Taxes Act 1988) (" ICTA 1988") of the Company and must at all times, including the time of grant and the time of exercise, comply with the terms of the Plan and comply with the requirements of paragraphs 10 to 14 Schedule 9 ICTA 1988.

         (2) The companies participating in this Sub-Plan are the Company and all companies controlled by the Company within the meaning of Section 840 ICTA 1988 ("Subsidiaries").

         (3) The shares of Common Stock to be acquired on exercise of the Option in accordance with the terms of the Sub-Plan will be:

                  (1)      fully paid up;

                  (2)      not redeemable;

                  (3) not subject to any restrictions other than restrictions which attach to all shares of the same class. For the purpose of this clause, the term "restrictions" includes restrictions which are deemed to attach to the shares under any contract, agreement, arrangement or condition as referred to in paragraph 13 Schedule 9 ICTA 1988.

         (4) An Option granted under this Sub-Plan shall not be exercisable for more than ten years after the date of grant.

         (5) To the extent any restrictions or contingencies have been imposed by the Committee under the provisions contained in Paragraph 3 of the Plan, these restrictions or contingencies shall:

                  (1) be objective and set out in full at the time of grant in the stock option contract referred to at Paragraph 11 of the Plan;

                  (2) be such that rights to exercise such Option after the fulfillment or attainment of any restrictions or contingencies so specified shall not be dependent on the further discretion of any person; and

                  (3) not be capable of amendment, variation or waiver unless an event occurs which causes the Committee reasonably to consider that waived, varied or amended restrictions or contingencies would be a fairer measure of performance and would be no more difficult to satisfy.

         (6) No Option will be granted to an employee or director under this Sub-Plan, or where an Option has previously been granted, no Option shall be exercised by an optionholder if at that time he has, or any time within the preceding 12 months has had, a material interest for the purposes of Schedule 9 ICTA 1988 in either the Company being a close company (within the meaning of Chapter I of Part XI of ICTA 1988) or in a company being a close company which has control (within the meaning of
                  Section 840 ICTA 1988) of the Company or in a company being a close company and a member of a consortium (as defined in
                  Section 187(7)ICTA 1988) which owns the Company. In determining whether a company is a close company for this purpose, Section 414(l)(a)ICTA 1988 (exclusion of companies not resident in the United Kingdom) and Section 415 of ICTA 1988 (exclusion of certain companies with listed shares) shall be disregarded.

         (7) Notwithstanding any provision of the Plan, no Option will be granted to an employee or director under this Sub-Plan in relation to which the exercise price is manifestly less than the fair market value (as defined in Section 187(2)ICTA 1988) of the Company's Common Stock on the date of grant of the Option. The exercise price shall be stated at the date of grant of the Option and determined in accordance with Paragraph 5 of the Plan, save that the exercise price of an Option granted under the Sub-Plan shall be not less than one hundred percent (100%) of the fair market value of the stock on the date of grant, and shall be agreed in advance with the Shares Valuation Division of the Inland Revenue or otherwise determined with the agreement of the Shares Valuation Division.

         (8) Notwithstanding Paragraph 7 of the Plan, settlement of the exercise price may not be in the form of previously acquired shares of Common Stock and payment of the amount due on exercise may not be made in installments.

         (9) Any alteration or amendment to this Sub-Plan shall not have effect unless approved by the Board of Inland Revenue. The Company undertakes to provide details thereof to the Board of Inland Revenue without delay for this purpose.

         (10) Notwithstanding Paragraph 11 of the Plan, any material alteration of the standard form of stock option agreement shall not have effect unless approved by the Board of Inland Revenue.

         (11) No adjustment as a consequence of a change in share capital pursuant to Paragraph 12 of the Plan shall be made to any Option which has been granted under the Sub-Plan unless such adjustment would be permitted under the Plan and is a variation in the share capital of which the scheme shares form part under paragraph 29 Schedule 9 ICTA 1988. Where so permitted, no such adjustment shall take effect until the approval of the Board of Inland Revenue shall have been obtained thereto. No exchange of options under this paragraph 11 will be permitted unless it complies with provisions of paragraph 15 schedule 9 ICTA 1988.

         (12) For the avoidance of doubt it is stated that the Company is the grantor as defined in paragraph l(1) Schedule 9 ICTA 1988.

         (13) Any Option granted to an employee or director under this Sub-Plan shall be limited to take effect so that immediately following such grant, the aggregate market value (determined at the time prescribed by paragraph 28 Schedule 9 ICTA 1988 and calculated in accordance with the provisions of the said
                  Schedule 9) of shares of Common Stock which the optionholder can acquire under this Sub-Plan and any other scheme or schemes, not being a savings-related share option scheme, approved under the said Schedule 9 and established by the grantor or by any associated company (as defined in Section 416 ICTA 1988) of the grantor (and not exercised), shall not exceed (pound)30,000 or such other sum as may be prescribed from time to time by paragraph 28 Schedule 9 ICTA 1988, provided always that this limit shall not exceed the limitations set out in the Plan.

         (14) An Option will only be granted under this Sub-Plan to an employee (other than one who is a director) or a full-time director of the Company or a subsidiary participating in this Sub-Plan. For this purpose, a full-time director is one who is employed by the Company required to work at least 25 hours a week excluding meal-times in the business of the Company or its Subsidiaries. For the avoidance of doubt an Option will not be granted under this Sub-Plan to a consultant or director who is not an employee of the Company or any of its Subsidiaries, and all references in the Plan to Options granted to consultants shall be disregarded.

         (15) The Company shall, not later than 30 days after the actual receipt of the written notice of exercise of an Option given in accordance with the provisions of the Plan, together with the payment of the aggregate exercise price in respect of the shares of Common Stock to be issued or transferred pursuant to the exercise of an Option, allot and issue credited as fully paid or transfer to the Optionee and cause to be registered in his name the number of shares of Common Stock specified in the written notice.

         (16) The following shall not form part of and shall therefore be disregarded for the purposes of the Sub-Plan:

                  (1) in Paragraph 3 of the Plan, the words "whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments;" the words "the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an Option and if so whether and under what circumstances to waive such restriction;" and the words "with the consent of the optionee, to cancel or modify an option, provided however, that the modified provision is permitted to be included in an Option granted under the Plan on the date of modification";

                  (2)      in  the  first   paragraph   of   Paragraph   7,  the
                           parenthetical that reads, "or the amount due on exercise if the applicable Contract permits installment payments" and the language from "(b)" to the end of that paragraph; and

                  (3) all references in the Plan to "Incentive Stock Options" or "Non-Qualified Stock Options." and

                  (4)      the terms of paragraph 18 of the Plan.


                                               ADOPTED ON BEHALF OF THE COMPANY:



                                               By:
                                                  ------------------------------
                                                   Name:
                                                   Title:

--------------------------------------------------------------------------------
PROXY                                                                      PROXY

                               ION NETWORKS, INC.
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned holder of Common Stock of ION NETWORKS, INC., revoking all proxies heretofore given, hereby constitutes and appoints Stephen M. Deixler and Jane Kaufman and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2000 Annual Meeting of Stockholders of ION NETWORKS, INC. (the "Meeting") to be held at Washington Plaza, 1551 South Washington Avenue, Piscataway, New Jersey on Monday, November 20, 2000 at 10:30 A.M., Eastern Daylight time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

Each properly executed Proxy will be voted in accordance with the specifications made on this Proxy and in the discretion of the Proxies on any other matter that may come before the Meeting. Where no choice is specified, this Proxy will be voted (i) FOR all listed nominees to serve as directors, (ii) FOR the approval of the Company's 2000 stock option plan and 2000 U.K. sub-plan and in accordance with their discretion on such other matters as may properly come before the Meeting.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

--------------------------------------------------------------------------------

                                                --------------------------------
                                                WHEN PROXY IS OKAYED PLEASE SIGN
                                                        & DATE IT ABOVE

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                               ION NETWORKS, INC.

                                NOVEMBER 20, 2000

                 Please Detach and Mail In the Envelope Provided

-----------------------------------------------------------------------------------------------------------------------------------
A       |X|      PLEASE MARK YOUR VOTES
                 AS IN THIS EXAMPLE.

               For all nominees listed
                 at right (except as         WITHHOLD AUTHORITY
                   marked to the              to vote for all
                     contrary                 nominees listed

                                             The Board of Directors Recommends a Vote FOR all listed nominees.

  1.    Election      |_|              |_|        Nominees:  Stephen M.                                    FOR   AGAINST  ABSTAIN
        of six                                              Deixler         2.  The approval of the        |_|     |_|      |_|
        directors                                           Baruch Halpern      Company's 2000 stock
                                                            Alexander C.        option plan and 2000
                                                            Stark, Jr.          U.K. sub-plan.
(Instruction:  To withhold authority to vote                Alan Hardie     3.  The Proxies are authorized to vote in their discreti
for any individual nominee, circle that                     William Martin      on upon such other matters as may properly come
nominee's name in the list provided at right.)              Richie              before the Meeting.
                                                            Frank S. Russo
                                                                               THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN
                                                                               THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION,
                                                                               THE  SHARES  WILL BE VOTED  FOR EACH  NOMINEE  LISTED
                                                                               ABOVE,  FOR THE APPROVAL OF THE COMPANY'S  2000 STOCK
                                                                               OPTION PLAN AND 2000 U.K.  SUB-PLAN AND IN ACCORDANCE
                                                                               WITH THEIR  DISCRETION  ON SUCH OTHER  MATTERS AS MAY
                                                                               PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature(s)                                                                                      Dated:
        ------------------------------------------------------------------------------------------      --------------, 2000
NOTE:(Signature(s)  should  conform to names as  registered.  For jointly  owned shares,  each  owner  should  sign.  When  signing as  attorney,  executor, administrator,  trustee, guardian or officer of a corporation,  please give full title.)

-----------------------------------------------------------------------------------------------------------------------------------